UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 29, 2004 (July 28, 2004)
Date of Report (Date of earliest event reported)

TYLER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5949 Sherry Lane, Suite 1400
Dallas, Texas 75225

(Address of principal executive offices)

(972) 713-3700

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
News Release

Item 5. Other Events.

On July 28, 2004, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition as of and for the three and six months ended June 30, 2004, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	News Release issued by Tyler Technologies, Inc. dated July 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.
Date: July 29, 2004	By:	/s/ Theodore L. Bathurst
Theodore L. Bathurst
Vice President and Chief Financial Officer (principal financial officer)